EXHIBIT (10)((ii)(e)


                       HILLSBOROUGH SAVING BANK, INC., SSB
                              EMPLOYMENT AGREEMENT



         This agreement entered into as of March 10, 1997, by and between HILLSBOROUGH SAVINGS BANK, INC., SSB (hereinafter referred to as the "Savings Bank") and Ted R. Laws (hereinafter referred to as the "Officer") and is joined in by PIEDMONT BANCORP, INC., the parent holding company of the Savings Bank (hereinafter referred to as the "Holding Company").

         WHEREAS, the Savings Bank is a state-chartered stock savings bank and the wholly-owned subsidiary of the Holding Company; and

         WHEREAS, the Savings Bank desires to retain the services of the Officer as Vice President and Chief Lending Officer of the Savings Bank upon the terms and conditions set forth herein; and

         WHEREAS, the services of the Officer, his experience and knowledge of the affairs of the Savings Bank, and his reputation and contacts in the industry and the local community are extremely valuable to the Savings Bank; and

         WHEREAS, the Savings Bank wishes to attract and retain such well-qualified executives and it is in the best interest of the Savings Bank and of the Officer to secure the continued services of the Officer notwithstanding any change in any change of control of the Savings Bank or the Holding Company; and

         WHEREAS, the Savings Bank considers the establishment and maintenance of a sound and vital management to be part of its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Holding Company, the Savings Bank and their stockholders; and

         WHEREAS, the parties desire to enter into this Agreement in order to set forth the terms and conditions of the Officer's employment relationship with the Savings Bank.

         NOW, THEREFORE, for and in consideration of the premises and mutual promises, covenants and conditions hereinafter set forth and other good and valuable considerations, the receipt and sufficiency of which hereby are acknowledged, the parties hereby do agree as follows:

         1. Employment. The Savings Bank hereby agrees to employ the Officer and the Officer hereby agrees to accept employment, upon the terms and conditions stated herein, as Vice President and Chief Lending Officer of the Savings Bank. The Officer shall render such administrative and management services to the Savings Bank as are customarily performed by persons situated in a similar executive capacity. The Officer shall promote the business of the Savings Bank and perform such other duties as shall, from time to time, be reasonably prescribed by the Board of Directors of the Savings Bank (the "Board").

         2. Compensation. The Savings Bank shall pay the Officer during the term of this Agreement, as compensation for all service rendered by him to the Savings Bank, a base salary at the rate of $56,500.00 per annum (to be increased to $58,000.00 per annum after six months subject to satisfactory job performance), payable in cash not less frequently than monthly; provided that the rate of such salary shall be reviewed by the Board not less often than annually. Such rate of salary, or increased rate of salary, as the case may, may be further increased from time to time in such amounts as the Board, in its discretion, may decide. In determining salary increases, the Board shall compensate the Officer for increases in the cost of living and may also provide for performance or merit increases. Participation in incentive compensation, deferred compensation, discretionary bonus, profit-sharing, retirement, stock option and other employee benefit plans that the Savings Bank or the Holding Company have adopted or may from time to time adopt, and participation in any fringe benefits, shall not reduce the salary payable to the Officer under this Section. The Officer will be entitled to such customary fringe benefits, vacation and sick leave as are consistent with the normal practices and established policies of the Savings Bank. In the event of a Change of Control (as defined in Section 10), the officer's rate of salary shall be increased not less than six percent (6%) annually during the term of this Agreement.

         3. Discretionary Bonuses. During the term of this Agreement, the Officer shall be entitled in an equitable manner with all other key management personnel of the Savings Bank, to such discretionary bonuses as may be authorized, declared and paid by the Directors to the Savings Bank's key management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Officer's right to such discretionary bonuses when and as declared by the Directors.

         4. Participation in Retirement and Employee Benefit Plans: Fringe Benefits. The Officer shall be entitled to participate in any plan relating to deferred compensation, stock awards, stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical and dental coverage, disability coverage, education, or other retirement or employee benefits that the Savings Bank or the Holding Company have adopted, or may, from time to time adopt, for benefit of their executive employees and for employees generally, subject to the eligibility rules of such plans.

         The Officer shall also be entitled to participate in any other fringe benefits which are now or may be or become applicable to the Officer or the Savings Bank's other executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations, and any other benefits which are commensurate with the duties and responsibilities to be performed by the Officer under this Agreement. Additionally, the Officer shall be entitled to such vacation and sick leave as shall be established under uniform employee policies promulgated by the Directors. The Savings Bank shall reimburse the Officer for all out-of-pocket reasonable and necessary business expenses which the Officer may incur in connection with his services on behalf of the Savings Bank.

         5. Term. The initial term of employment under this Agreement shall be for the period commencing upon the effective date of this Agreement and ending three (3) calendar years from the effective date of this Agreement. On each anniversary of the effective date of this Agreement of the Savings Bank, the term of this Agreement shall automatically be extended for an additional one year period beyond the then effective expiration date unless written notice from the Savings Bank or the Officer is received 90 days prior to an anniversary date advising the other party that this Agreement shall not be further extended; provided that the Directors shall review the Officer's performance annually and make a specific determination pursuant to such review to renew this Agreement prior to the 90 day notice period.

         6. Loyalty. The Officer shall devote his full efforts and entire business time to the performance of his duties and responsibilities under this Agreement.

         The Officer agrees that he will hold in confidence all knowledge or information of a confidential nature with respect to the respective businesses of the Holding Company, the Savings Bank or of their subsidiaries, if any, received by him during the term of this Agreement and will not disclose or make use of such information, except in the ordinary course of his duties under this Agreement, without the prior written consent of the Holding Company or the Savings Bank.

         7. Standards. The Officer shall perform his duties and responsibilities under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board. The Savings Bank will provide the Officer with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

         8. Termination and Termination Pay.

         (a) The Officer's employment under this Agreement shall be terminated upon the death of the Officer during the term of this Agreement, in which event, the Officer's estate shall be entitled to receive the compensation due the Officer through the last day of the calendar month in which his death shall have occurred and for a period of one month thereafter.

         (b) The Officer's employment under this Agreement may be terminated at any time by the Officer upon sixty (60) days' written notice to the Board of Directors. Upon such termination, the Officer shall be entitled to receive compensation through the effective date of such termination.

         (c) The Board may terminate the Officer's employment at any time, but any termination by the Board, other than termination for cause, shall not prejudice the Officer's right to compensation or other benefits under this Agreement for the remaining period which would have been covered by this Agreement if such termination had not occurred. The Officer shall have no right to receive compensation or other benefits for any period after termination for "cause." Termination for "cause" shall include termination because of the Officer's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provisions of this Agreement.

         9. Additional Regulatory Requirements.

         (a) If the Officer is suspended and/or temporarily prohibited from participating in the conduct of the Savings Bank's affairs by a notice served under Section 8(e)(3) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(1)), the Savings Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Savings Bank shall (i) pay the Officer all of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

         (b) If the Officer is removed and/or permanently prohibited from participating in the conduct of the Savings Bank's affairs by an order issued under Section 8(e)(4) of Section 8(g)(1) of the Federal Deposit Insurance Act (12U.S.C.1818(e)(4) and (g)(1)), all obligations of the Savings Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

         (c) If the Savings Bank is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act (12U.S.C. * 1818(x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (d) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Savings Bank, (i) by the Federal Deposit Insurance Corporation (the "Corporation"), at the time the Corporation enters into an agreement to provide assistance to or on behalf of the Savings Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(c)); or (ii) by the Administrator of the Savings Institution Division of the North Carolina Department of Commerce (the "Administrator"), at the time the Administrator approves a supervisory merger to resolve problems related to operation of the Savings Bank or when the Savings Bank is determined by the Administrator to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

10. Change in Control.

         (a) In the event of a "Change in Control" (as defined in Subsection (b) below), the acquiror shall be prohibited, during the remainder of the term of this Agreement, from:

         (i) Assigning Officer any duties and/or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the Change in Control or with his reporting responsibilities or equivalent titles with the Savings Bank in effect at such time; or

         (ii) Adjusting Officer's annual base salary rate other than in accordance with the provisions of Section 2 of this Agreement; or

         (iii) Reducing in level, scope or coverage or eliminating Officer's life insurance, medical or hospitalization insurance, disability insurance, profit sharing plans, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Savings Bank or the Holding Company to the Officer as of the effective date of the Change in Control; or

         (iv) Transferring Officer to a location outside of Orange County, North Carolina, without the Officer's express written consent.

         (b) For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

         (i) a change in control of a nature that would be required to be reported in response to Item I of the Current Report on Form 8K, as in effect on the date hereof, pursuant to Section 13 or 1 5(d) of the Exchange Act; or

         (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Holding Company or Savings Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Holding Company or Common Stock of the Savings Bank, as applicable; or

         (iii) individuals who constitute the Board or board of directors of the Holding Company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Savings Bank's or Holding Company's shareholders was approved by the Savings Bank's or Holding Company's Board of Directors or Nominating Committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

         (iv) either the Holding Company or the Savings Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Holding Company nor the Savings Bank, respectively, is the surviving corporation in such transaction; or

         (v) all or substantially all of the assets of either the Holding Company or the Savings Bank are sold or otherwise transferred to or are acquired by any other entity or group.

         Notwithstanding the other provisions of this Section 10, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, Officer and Savings Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

         (c) If, after the occurrence of a Change in Control, (i) the employment of the Officer shall be terminated by the Savings Bank or its successor for any reason other than for "cause" as defined in Section 8(c) or (ii) the employment of the Officer shall be terminated by the Officer as a result of a breach of this Agreement by the Savings Bank or its successor, and as a result of such termination, the Officer shall not become fully vested in benefits provided to the Officer under any retirement plan, restricted stock plan, stock option plan, stock ownership plan, or other employee benefit plan, then in addition to any liability arising under this Agreement, the Savings Bank or its successor shall pay to the Officer an amount equal to the value of the benefits in which the Officer shall not become fully vested as a result of such termination.

         (d) In the event any dispute shall arise between the Officer and the Savings Bank as to the terms or interpretation of this Agreement, including this
Section 10, whether instituted by formal legal proceedings or otherwise, including any action taken by the Officer to enforce the terms of this Section 10 or in defending against any action taken by the Savings Bank, the Savings Bank shall reimburse the Officer for all costs and expenses incurred in such proceedings or actions, including attorney's fees, in the event the Officer prevails in any such action.

11. Successors and Assigns.

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Savings Bank which shall acquire, directly or indirectly, by conversion, merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Holding Company or the Savings Bank.

         (b) Since the Savings Bank is contracting for the unique and personal skills of the Officer, the Officer shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Savings Bank.

         12. Modification: Waiver: Ammendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Officer and on behalf of the Savings Bank by such officer as may be specifically designated by the Directors. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         13. Applicable Law. This Agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of North Carolina, except to the extent that federal law shall be deemed to apply.

         14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         IN WlTNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

                                            HILLSBOROUGH SAVINGS BANK, INC., SSB


                                        By: /s/M. Marion Clark
                                            ------------------
                                            Chairman of the Board



                                            /s/Ted R. Laws
                                            ---------------------- (SEAL)



         The foregoing Agreement is consented and agreed to by Piedmont Bancorp, Inc., the parent holding company of Hillsborough Savings Bank, Inc., SSB.


                                            PIEDMONT BANCORP, INC.


                                        By: /s/M. Marion Clark
                                            ------------------
                                            Chairman of the Board

                                                            EXHIBIT (10)((ii)(f)


                      HILLSBOROUGH SAVINGS BANK, INC., SSB
                              EMPLOYMENT AGREEMENT



         THIS AGREEMENT entered into as of March 3, 1997, by and between HILLSBOROUGH SAVINGS BANK, INC., SSB (hereinafter referred to as the "Savings Bank") and Eric J. Schuppenhauer (hereinafter referred to as the "Officer") and is joined in by PIEDMONT BANCORP, INC., the parent holding company of the Savings Bank (hereinafter referred to as the "Holding Company").

         WHEREAS, the Savings Bank is a state-chartered stock savings bank and the wholly-owned subsidiary of the Holding Company, and WHEREAS, the Savings Bank desires to retain the services of the Officer as Vice President and Chief Financial Officer of the Savings Bank upon the terms and conditions set forth herein; and

         WHEREAS, the services of the Officer, his experience and knowledge of the affairs of the Savings Bank, and his reputation and contacts in the industry and the local community are extremely valuable to the Savings Bank, and

         WHEREAS, the Savings Bank wishes to attract and retain such well-qualified executives and it is in the best interest of the Savings Bank and of the Officer to secure the continued services of the Officer notwithstanding any change in control of the Savings Bank or the Holding Company; and

         WHEREAS, the Savings Bank considers the establishment and maintenance of a sound and vital management to be part of its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Holding Company, the Savings Bank and their stockholders; and

         WHEREAS, the parties desire to enter into this Agreement in order to set forth the terms and conditions of the Officer's employment relationship with the Savings Bank.

         NOW, THEREFORE, for and in consideration of the premises and mutual promises, covenants and conditions hereinafter set forth and other good and valuable considerations, the receipt and sufficiency of which hereby are acknowledged, the parties hereby do agree as follows:

         1. Employment. The Savings Bank hereby agrees to employ the Officer and the Officer hereby agrees to accept employment, upon the terms and conditions stated herein, as Vice President and Chief Financial Officer of the Savings Bank. The Officer shall render such administrative and management services to the Savings Bank as are customarily performed by persons situated in a similar executive capacity. The Officer shall promote the business of the Savings Bank and perform such other duties as shall, from time to time, be reasonably prescribed by the Board of Directors of the Savings Bank (the "Board").

         2. Compensation. The Savings Bank shall pay the Officer during the term of this agreement, as compensation for all service rendered by him to the Savings Bank, a base salary at the rate of $59,000.00 per annum, payable in cash not less frequently than monthly; provided that the rate of salary shall be reviewed by the Board not less often than annually. Such rate of salary, or increased rate of salary, as the case may be, may be further increased from time to time in such amounts as the Board, in its discretion, may decide. In determining salary increases, the Board shall compensate the Officer for increases in the cost of living and may also provide for performance or merit increases. Participation in incentive compensation, deferred compensation, discretionary bonus, profit-sharing, retirement, stock option and other employee benefit plans that the Savings Bank or the Holding Company have adopted or may from time to time adopt, and participation in any fringe benefits, shall not reduce that salary payable to the Officer under this Section. The Officer will be entitled to such customary fringe benefits, vacation, sick leave as are consistent with the normal practices and established policies of the Savings Bank. In the event of a Change of Control (as defined in Section 10), the Officer's rate of salary shall be increased not less than six percent (6%) annually during the term of this Agreement.

         3. Discretionary Bonuses. During the term of this Agreement, the Officer shall be entitled in an equitable manner with all other key management personnel of the Savings Bank, to such discretionary bonuses as may be authorized, declared and paid by the Directors to the Savings Bank's key management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Officer's right to such discretionary bonuses when and as declared by the Directors.

         4. Participation in Retirement and Employee Benefit Plans: Fringe Benefits. The Officer shall be entitled to participate in any plan relating to deferred compensation, stock awards, stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical and dental coverage, disability coverage, education, or other retirement or employee benefits that the Savings Bank or the Holding Company have adopted, or may, from time to time adopt, for benefit of their executive employees and for employees generally, subject to the eligibility rules of such plans.

         The Officer shall also be entitled to participate in any other fringe benefits which are now or may be or become applicable to the Officer or the Savings Bank's other executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations, and any other benefits which are commensurate with the duties and responsibilities to be performed by the Officer under this Agreement. Additionally, the Officer shall be entitled to such vacation and sick leave as shall be established under uniform employee policies promulgated by the Directors. The Savings Bank shall reimburse the Officer for all out-of-pocket reasonable and necessary business expenses which the Officer may incur in connection with his services on behalf of the Savings Bank.

         5. Term. The initial term of employment under this Agreement shall be for the period commencing upon the effective date of this Agreement and ending three (3 ) calendar years from the effective date of this Agreement. On each anniversary of the effective date of this Agreement of the Savings Bank, the term of this Agreement shall automatically be extended for an additional one year period beyond the then effective expiration date unless written notice from the Savings Bank or the Officer is received 90 days prior to an anniversary date advising the other party that this Agreement shall not be further extended; provided that the Directors shall review the Officer's performance annually and make a specific determination pursuant to such review to renew this Agreement prior to the 90 day notice period.

         6. Loyalty. The Officer shall devote his full efforts and entire business time to the performance of his duties and responsibilities under this Agreement.

         The Officer agrees that he will hold in confidence all knowledge or information of a confidential nature with respect to the respective businesses of the Holding Company, the Savings Bank or of their subsidiaries, if any, received by him during the term of this Agreement and will not disclose or make use of such information, except in the ordinary course of his duties under this Agreement, without the prior written consent of the Holding Company or the Savings Bank.

         7. Standards. The Officer shall perform his duties and responsibilities under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board. The Savings Bank will provide the Officer with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

         8. Termination and Termination Pay.

         (a) The Officer's employment under this Agreement shall be terminated upon the death of the Officer during the term of this Agreement, in which event, the Officer's estate shall be entitled to receive the compensation due the Officer through the last day of the calendar month in which his death shall have occurred and for a period of one month thereafter.

         (b) The Officer's employment under this Agreement may be terminated at any time by the Officer upon sixty (60) days' written notice to the Board of Directors. Upon such termination, the Officer shall be entitled to receive compensation through the effective date of such termination.

         (c) The Board may terminate the Officer's employment at any time, but any termination by the Board, other than termination for cause, shall not prejudice the Officer's right to compensation or other benefits under this Agreement for the remaining period which would have been covered by this Agreement if such termination had not occurred. The Officer shall have no right to receive compensation or other benefits for any period after termination for "cause." Termination for "cause" shall include termination because of the Officer's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provisions of this Agreement.

         9. Additional Regulatory Requirements.

         (a) If the Officer is suspended and/or temporarily prohibited from participating in the conduct of the Savings Bank's affairs by a notice served under Section 8(e)(3) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(l)), the Savings Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Savings Bank shall (i) pay the Officer all of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

         (b) If the Officer is removed and/or permanently prohibited from participating in the conduct of the Savings Bank's affairs by an order issued under Section 8(e)(4) of Section 8(g)(l) of the Federal Deposit lnsurance Act (12U.S.C.1818(e)(4) and (g)(1)), all obligations of the Savings Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

         (c) If the Savings Bank is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act (12U.S.C. ss. 1818(x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (d) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Savings Bank, (i) by the Federal Deposit Insurance Corporation (the "Corporation"), at the time the Corporation enters into an agreement to provide assistance to or on behalf of the Savings Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(c)); or (ii) by the Administrator of the Savings Institution Division of the North Carolina Department of Commerce (the "Administrator"), at the time the Administrator approves a supervisory merger to resolve problems related to operation of the Savings Bank or when the Savings Bank is determined by the Administrator to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         10. Change in Control.

         (a) In the event of a "Change in Control" (as defined in Subsection (b) below), the acquiror shall be prohibited, during the remainder of the term of this Agreement, from:

         (i) Assigning Officer any duties and/or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the Change in Control or with his reporting responsibilities or equivalent titles with the Savings Bank in effect at such time; or

         (ii) Adjusting Officer's annual base salary rate other than in accordance with the provisions of Section 2 of this Agreement; or

         (iii) Reducing in level, scope or coverage or eliminating Officer's life insurance, medical or hospitalization insurance, disability insurance, profit sharing plans, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Savings Bank or the Holding Company to the Officer as of the effective date of the Change in Control; or

         (iv) Transferring Officer to a location outside of Orange County, North Carolina, without the Officer's express written consent.

         (b) For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

         (i) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8K, as in effect on the date hereof, pursuant to Section 13 or 1 5(d) of the Exchange Act; or

         (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Holding Company or Savings Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Holding Company or Common Stock of the Savings Bank, as applicable; or

         (iii) individuals who constitute the Board or board of directors of the Holding Company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Savings Bank's or Holding Company's shareholders was approved by the Savings Bank's or Holding Company's Board of Directors or Nominating Committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

         (iv) either the Holding Company or the Savings Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Holding Company nor the Savings Bank, respectively, is the surviving corporation in such transaction; or

         (v) all or substantially all of the assets of either the Holding Company or the Savings Bank are sold or otherwise transferred to or are acquired by any other entity or group.

         Notwithstanding the other provisions of this Section 10, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, Officer and Savings Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

         (c) If, after the occurrence of a Change in Control, (i) the employment of the Officer shall be terminated by the Savings Bank or its successor for any reason other than for "cause" as defined in Section 8(c) or (ii) the employment of the Officer shall be terminated by the Officer as a result of a breach of this Agreement by the Savings Bank or its successor, and as a result of such termination, the Officer shall not become fully vested in benefits provided to the Officer under any retirement plan, restricted stock plan, stock option plan, stock ownership plan, or other employee benefit plan, then in addition to any liability arising under this Agreement, the Savings Bank or its successor shall pay to the Officer an amount equal to the value of the benefits in which the Officer shall not become fully vested as a result of such termination.

         (d) In the event any dispute shall arise between the Officer and the Savings Bank as to the terms or interpretation of this Agreement, including this
Section 10, whether instituted by formal legal proceedings or otherwise, including any action taken by the Officer to enforce the terms of this Section 10 or in defending against any action taken by the Savings Bank, the Savings Bank shall reimburse the Officer for all costs and expenses incurred in such proceedings or actions, including attorney's fees, in the event the Officer prevails in any such action.

         11. Successors and Assigns.

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Savings Bank which shall acquire, directly or indirectly, by conversion, merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Holding Company or the Savings Bank.

         (b) Since the Savings Bank is contracting for the unique and personal skills of the Officer, the Officer shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Savings Bank.

         12. Modification: Waiver: Amendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Officer and on behalf of the Savings Bank by such officer as may be specifically designated by the Directors. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         13. Applicable Law. This Agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of North Carolina, except to the extent that federal law shall be deemed to apply.

         14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof

         IN WlTNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

                                            HILLSBOROUGH SAVINGS BANK, INC., SSB


                                        By: /s/M. Marion Clark
                                            ------------------
                                            Chairman of the Board

                                        By: /s/Eric J. Schuppenhauer  (SEAL)
                                            ------------------------



         The foregoing Agreement is consented and agreed to by Piedmont Bancorp, Inc., the parent holding company of Hillsborough Savings Bank, Inc., SSB.


                                            PIEDMONT BANCORP, INC.


                                        By: /s/M. Marion Clark
                                            ------------------
                                            Chairman of the Board